UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 23, 2020

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	15635 Alton Parkway, Suite 250
Irvine, CA 92618
Registrant's Telephone Number, Including Area Code:	(949) 600-5600
Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8‑K filed by CalAmp Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2020, the Company entered into a letter agreement (the “Letter Agreement”) with Mr. Jeffery Gardner, for him to serve as the Company’s Interim President and CEO, effective as of March 25, 2020 and until a permanent CEO is appointed (the “Interim Term”).

On May 1, 2020, in connection with Mr. Gardner’s appointment as Interim President and CEO, the Company and Mr. Gardner entered into an amendment to the Letter Agreement (“Amendment No. 1”) under which, during the Interim Term of the Letter Agreement, the Company will grant Mr. Gardner 9,000 shares of restricted stock , which shall vest in equal increments of 3,000 shares over the three months starting on June 1, 2020, subject to Mr. Gardner’s continued service with the Company. Mr. Gardner will also be eligible to earn a cash bonus of up to 100% of his salary for a six-month period, based upon achievement of revenue (weighted 40%), Adjusted EBITDA (weighted 40%), and individual performance (weighted 20%) targets approved by the Company’s board of directors for the six-month period ending August 31, 2020.

The foregoing is a summary of the material terms of Amendment No. 1, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of Amendment No. 1. A copy of Amendment No. 1 is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description
10.1	Amendment No. 1, dated May 1, 2020, to Letter Agreement between CalAmp Corp. and Jeffery Gardner dated March 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

May 4, 2020	By: /s/ Kurtis Binder
Date	Kurtis Binder
Executive Vice President and CFO
(Principal Financial Officer)